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SECURITIES EXCHANGE ACT OF 1934

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ACLARA BIOSCIENCES, INC.

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Filed by Aclara BioSciences, Inc.

Pursuant to Rule 14a-12

of the Securities Exchange Act of 1934

The following is a series of slides to be used in connection with presentations to certain investors, commencing June 14, 2004.

ViroLogic and ACLARA

Merger Presentation

Safe Harbor Statement

During the course of this presentation we will state our beliefs and make projections and other forward-looking statements regarding future events and the future financial performance of both ViroLogic and ACLARA, including statements relating to revenue growth, expectations of testing products and actions designed to continue the growth of patient testing revenue, anticipation of cash resources upon the completion of the merger, the ability of the combined companies to create a leader in molecular diagnostics for personalized medicine in oncology and infectious disease, the size of the oncology testing opportunity and the approval of new targeted therapeutics requiring individual patient testing, and the timing of completion and the likelihood of stockholder approval of the merger. We wish to caution you that such statements are just predictions and subject to risks and uncertainties and other factors that may cause actual events or results to differ materially. These risks and uncertainties include, but are not limited to: risks related to the inability to obtain, or meet conditions imposed for, governmental and other approvals of the merger, including approval by stockholders of the companies; the risk that the ViroLogic and ACLARA businesses will not be integrated successfully; risks related to any uncertainty surrounding the merger, and the costs related to the merger; the risks that the Companies’ products may not perform in the same manner as indicated in this discussion; whether the combined company successfully conducts clinical trials and successfully introduces new products; risks related to the commercialization of ACLARA’s eTag assay system; risks related to the implementation of ViroLogic’s distribution agreement with Quest; whether others introduce competitive products; the risk that the combined company’s products for patient testing may not continue to be accepted or that increased demand from drug development partners may not develop as anticipated; the risk that the combined company may not continue to realize anticipated benefits from its cost-cutting measures; the timing of pharmaceutical company clinical trials; whether payors will authorize reimbursement for its products; whether the FDA or any other agency will decide to regulate the combined company’s products or services; whether the combined company will encounter problems or delays in automating its processes; whether intellectual property underlying the ViroLogic’s PhenoSense technology and ACLARA’s eTag System is adequate; the ultimate validity and enforceability of the companies’ patent applications and patents; the possible infringement of the intellectual property of others and whether licenses to third party technology will be available; and whether the combined company is able to build brand loyalty and expand revenues. We refer you to ViroLogic’s and ACLARA’s publicly filed SEC disclosure documents, including our most recently filed Forms 10-Q, for a detailed description of the risk factors affecting our businesses and other important factors that could cause our actual results to differ materially from our projections and other forward-looking statements.

Other Information

Investors and security holders are advised to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available, because it will contain important information. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus when available and other documents filed by ViroLogic and ACLARA at the Securities and Exchange Commission’s web site at www.sec.gov. The joint proxy statement/prospectus and such other documents may also be obtained, when available, from ViroLogic by directing such request to ViroLogic Investor Relations. The joint proxy statement/prospectus and such other documents may also be obtained, when available, from ACLARA by directing such request to ACLARA Investor Relations. ViroLogic, ACLARA and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of ViroLogic and ACLARA with respect to the transactions contemplated by the merger agreement. A description of any interests that ViroLogic’s or ACLARA’s directors and executive officers have in the proposed merger will be available in the joint proxy statement/prospectus. Information regarding ViroLogic officers and directors is included in ViroLogic’s 10-K/A filed with the Securities and Exchange Commission on April 23, 2004. Information regarding ACLARA’s officers and directors is included in ACLARA’s 10-K/A filed with the Securities and Exchange Commission on April 29, 2004. These materials are available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov and from ViroLogic and ACLARA.

Compelling Combination

ViroLogic:

- Leader in infectious disease testing
- Commercial/operational experience & infrastructure
- Growing revenues
- Pharma relationships

ACLARA:

- Proprietary *eTag*™ Assay System: next generation cancer Dx platform
- Financial strength

Expanded Market Opportunity:

New cases/year
HIV: 40k
Cancer: >1M

ViroLogic ACLARA

Create Leader in Molecular Diagnostics for Personalized Medicine

LeverageVLGC’s existing infrastructure

Capitalize on the advent of personalized medicine incancer

Develop new products forcancer drug development &patient testing

Why ViroLogic and ACLARA

Evolution of HIV therapy applicable to cancer therapy

Testing will facilitate combination therapies—cocktail approach

Combine eTag System with successful business and operations infrastructure

Creation of industry powerhouse for personalized medicine in virology and oncology

Leverage existing infrastructure

ViroLogic’s Extensive Experience & Infrastructure

Product Development

Proven track record

Operations

Scalable complex CLIA-licensed lab

Established QA and data reporting

Sales and Marketing

Established distribution channels

Scientific credibility with physicians

Relationships with pharmaceutical companies

Reimbursement

Expertise in healthcare billing

Broad nationwide coverage with payors

Leading Provider of HIV Testing

PHENOSENSE: A direct, quantitative measure of drug resistance in an infected patient (list price: $955)

GeneSeq: Genotypic testing looks for genetic mutations, or changes, in HIV that may be associated with drug resistance (list price: $495)

PhenoSense GT: A combination of genotypic and phenotypic tests which provides a comprehensive look at resistance (list price: $1,210)

Replication Capacity: A unique measure of viral fitness offered only by ViroLogic

More Drugs in Pipeline = More Testing Demand

19 HIV therapies already approved and on the market

62 HIV therapies in development

STATUS

HIV Drugs in Development: # drugs Ph.III Ph.I/II Pre-Clin.

Entry/Attachment Inhibitors 24 - 10 14

RT Inhibitors 11 - 6 5

NNRTI 17 - 5 12

Protease Inhibitors 10 2 3 5

Total: 62 2 24 36

Capitalize on the advent of personalized medicine in cancer

Cancer – Huge New Opportunity

Large Growing Market

1.1M new solid tumor cancer patients annually

700K solid tumors in lung, breast, colon, prostate

5 new targeted drugs

Only work on ~10%-20% of patients

Very expensive

The Problem & Promise

Targeted therapies coming from new discoveries in biology

5 approved and more coming

Potential breakthrough from traditional chemotherapy

Only work on select portion of population

Which patient gets treated with which drug and when

Not enough time or $$$            to try them all

Can we predict who will respond?

This is the promise of personalized medicine for cancer

Approved Targeted Cancer Drugs

ALL projected to be ~$1 billion drugs

Drug Pathway

Avastin™ VEGF

Erbitux™ EGFR

Gleevec® BCR-ABL

Herceptin® HER2

Iressa® EGFR

The Problem with Targeted Cancer Drugs

Effective on ~10-20% of patients

But we don’t know which 10%-20%

So have to treat all 10 and only help 1 or 2

Good Response

Toxicity and Cost

Herceptin: Value of Prognostic Indicators for Drug Developers

Phase III Trial Outcome for Herceptin with and without Test

With Test (actual) Without Test (calc)

Patient Number 470 2,200

Response Rate 50% 10%

Yrs Followup 1.6 10

P Value 0.05 0.05

Result Expedited Approval Not Approvable

Art Levinson, Genentech CEO, Laguna Nigel Meeting, October 13, 2003 eTag System Potential Advantages

1.	Dimerized Protein-Protein Complex on Cell Wall
2.	Red Light Activates Molecular Scissors
3.	Only eTags In Proximity Are Released.
4.	Conventional CE Instruments Measure eTag Reporters

ADVANTAGES eTag™ BENEFITS

System

Work with FFPE tissue YES Standard tumor sample format

Identify simple protein markers YES Ability to measure the drug target

Identify protein complexes YES Key indicators of disease pathways

Scaleable in commercial labs YES 10,000 CE instruments installed

Quantitative YES No need for subjective interpretation

Functional pathway measurement YES Does not rely on vague statistical relationships

eTag System Potential Advantages

Other

protein tests

eTag™ IHC protein (ELISA, Gene Gene

System tests mass spec) amplification arrays

Work with FFPE YES YES NO YES NO

tissue

Identify simple YES YES YES NO NO

protein markers

Identify protein YES NO NO NO NO

complexes

Scaleable in YES YES NO NO COSTLY/

commercial labs COMPLEX

Quantitative YES NO YES YES NO

Functional pathway YES NO NO NO NO

measurement

The Power of eTag System: Prediction of Herceptin Response

Received 13 blinded breast tumor samples (DAKO +++)

ACLARA correctly predicted response for all patients:

Identified all non-responders (4/4 = 100%)

Identified all responders (9/9 = 100%)

Further stratified responders into stable disease vs. complete/partial response categories, with 8/9 correct

Next steps: expanded studies to be conducted eTag Assays Measure Key Drug Targets

eTag Assays Measure Key Drug Targets


C-kit
EGFR Family
VEGF-R
PDGF-R
Gleevec
SU11248
Herceptin
2C4
MDX-210
IMC-C225
ABX-EGF
ZD1839/Iressa
OSI-744/Tarceva
MDX-447
EMD 72000
GW2016
CI-1033
EKB-569
RH3
SU5416
SU11248
PTK787
PD173074
SU6668
ZD6474
ZD4190
CP564959
GW2286
Avastin
IMC-1C11
DC101
Gleevec
SU11248
c-Cbl
Shc
Grb2
Sos
PLCγ
Src
PKC
FAK
Stat1,3,5
ISIS 3521
CGP41251
Bryostatin-1
UCN-01
LY333531
ISIS 2503
R115777
SCH66336
BMS214662
Ras
ISIS 5132
L-779,450
BAY 43-9006
Raf
CCI-779
RAD001
mTOR
MEKK1
p70S6K
PI3K
PIP3
PDK1
UCN-01
PKB/Akt
Cyclin D
Caspase9
BAD
MKK3/6
MKK4/7
MEK1/2
P38α/β
JNK1/2
Erk1/2
PD 184352
U-0126
Rsk
BAD
Cell Growth (Cancer)

ViroLogic ACLARA

Develop New Products for Cancer Testing

Market Potential for Patient Testing in Oncology

Test panel for the EGFR receptor pathways

1.1M new solid tumor patients per year

Available market = $500M to $1B per year for 1 panel

Additional panels for VEGFR, PDGFR, IGFR

Available market = multiples of $1B per year

Additional opportunities

Specific cancer/drug combinations

FDA approved kits for specific drugs eTag System Product Plan

First new product: Test panel for EGFR pathway

Herceptin, Erbitux, Iressa, Tarceva

Assays currently in use in drug development

Obtain clinical outcome data

CLIA patient testing format under development

Next products: VEGFR, IGFR, PDGFR test panels

Pharma collaborations on specific drugs

Business Fundamentals

Revenue Growth



Virologic revenues, without ACLARA
('99-'03 CAGR >130%)
Estimated
$42M-$47M
$33.4M
$25.3M
$18.3M
$7.5M
$1.1M
Millions ($)
50
45
40
35
30
25
20
15
10
5
0
1998
1999
2000
2001
2002
2003
2004E

ViroLogic ACLARA

Financial Strength

Overhead expense synergy

Eliminate duplicate public company costs

Consolidation of facilities

Combined G&A

240 employees post merger

$75 million in cash resources after merger transaction costs

Multiple Potential Revenue Streams

Viral Diseases

Oncology

Other Diseases

Pharma Collaborations

Patient Therapy Guidance

ViroLogic: Partner of Choice

ACLARA: Partners & Customers

Management

Bill Young	Chairman and CEO	ViroLogic, COO Genentech, Lilly
Mike Bates	VP, Clinical Research	ViroLogic, Roche, Fred Hutchinson Cancer Research Center
Tien Bui	VP, Sales & Marketing	ViroLogic, Dupont Pharmaceuticals
Mike Dunn	CBO	ACLARA, Aurora
Kathy Hibbs	General Counsel	ViroLogic, Varian
Ken Hitchner	VP, Pharma Collaborations	ViroLogic, Gilead, Genentech
Alfred Merriweather	CFO	ACLARA, Citadon, Symphonix
Chris Petropoulos	VP R&D and CSO, Virology	ViroLogic, Genentech, NCI
Sharat Singh	CTO, Oncology	ACLARA, Syntex/Syva
Jeannette Whitcomb	VP, Operations	ViroLogic, NCI

ViroLogic ACLARA

Deal Terms

Each share of ACLARA (ACLA) =

1.7 shares of ViroLogic (VLGC) + 1.7 contingent value rights (CVR)

Each CVR =

$0.00-$0.50 cash/CVR in 12 months depending on VLGC share price

VLGC Share Price: $2.40 $2.90

CVR Value: $0.50 $0.00

Personalized Medicine Benefits All Stakeholders

Critically ill patients

Treat with the most effective drugs sooner

Physicians

Assist in guiding improved patient care

Pharmaceutical companies

Faster/broader acceptance for targeted therapies

More effective drugs with better economics

Payors

Pay for the most effective treatment

New Company At Epicenter

Need for Personalized Medicine

Better Patient Support

Healthcare Cost Containment

Clinical Trial Efficacy

New TargetedDrugs

Increase Drug Efficacy

Resistance Management

Growth of Cancer & HIV Patients

New Company At Epicenter

Leader in Personalized Medicine

VLGC

Successful patient & pharma business in HIV

ACLA

Enabling new assay technology & financial strength

HIV Combination Drugs

HIV Combination Drugs

ADDITIONAL INFORMATION

This filing contains forward-looking statements within the meaning of the Securities Exchange Act of 1934 as amended. Such forward-looking statements are subject to factors that could cause actual results to differ materially from those projected. Those factors include risks and uncertainties relating to the fact that the proposed merger may not be approved by stockholders; the inability of both companies to satisfy other closing conditions or the merger; the risks that the two companies’ businesses will not be integrated successfully after the merger; costs related to the proposed merger; the risk that no payments may end up becoming due under the contingent value rights; the performance of ACLARA’s products; anticipated progress in commercialization of ACLARA’s eTag™ assay system; the potential for use of ACLARA’s eTag assays in clinical development programs; the potential for use of ACLARA’s eTag assays as diagnostic tests; ACLARA’s ability to successfully conduct clinical studies and the results obtained from those studies; ACLARA’s ability to establish reliable, high-volume operations at commercially reasonable costs; expected reliance on a few customers for the majority of ACLARA’s revenues; actual market acceptance of ACLARA’s products and adoption of ACLARA’s technological approach and products by pharmaceutical and biotechnology companies; ACLARA’s estimate of the size of its markets; ACLARA’s estimates of the levels of demand for its products; ACLARA’s ability to develop organizational capabilities suitable for the further development and commercialization of its eTag assays; the ultimate validity and enforceability of ACLARA’s patent applications and patents; the possible infringement of the intellectual property of others; technological approaches of ACLARA and its competitors; and other risk factors identified in ACLARA’s Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission (“SEC”).

In connection with the proposed merger, ViroLogic and ACLARA will file a joint proxy statement/prospectus with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/ PROSPECTUS WHEN IT BECOMES AVAILABLE AS IT WILL CONTAIN IMPORTANT INFORMATION ABOUT VIROLOGIC, ACLARA, THE MERGER AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS WILL HAVE ACCESS TO FREE COPIES OF THE JOINT PROXY STATEMENT/PROSPECTUS (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED WITH THE SEC BY VIROLOGIC AND ACLARA THROUGH THE SEC WEB SITE AT WWW.SEC.GOV. THE JOINT PROXY STATEMENT/PROSPECTUS AND RELATED MATERIALS MAY ALSO BE OBTAINED FOR FREE (WHEN AVAILABLE) FROM ACLARA BY CONTACTING ALF MERRIWEATHER, ACLARA BIOSCIENCES, INC., 1288 PEAR AVENUE, MOUNTAIN VIEW, CALIFORNIA, 94043; PHONE (650) 210-1200.

ACLARA and its directors, executive officers, certain members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of ACLARA’s stockholders in connection with the proposed merger is set forth in Amendment No. 1 to ACLARA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, filed with the SEC on April 29, 2004. Additional information will be set forth in the joint proxy statement/prospectus when it is filed with the SEC.